Exhibit 10(lxxxxiv)




                        AMENDMENT NO. 2
                             TO THE
              HYSTER-YALE MATERIALS HANDLING, INC.
               ANNUAL INCENTIVE COMPENSATION PLAN


          NACCO Materials Handling Group, Inc. (as successor to
Hyster Company) hereby adopts this Amendment No. 2 to the Hyster-
Yale Materials Handling, Inc. Annual Incentive Compensation Plan
(the "Plan"), effective as of January 1, 1994.


                           Section 1

          Section 1 of the Plan is hereby amended in its entirety to read as follows:

          "General. NACCO Materials Handling Group, Inc. (the `Company') has established an Annual Incentive Compensation Plan (the `Plan') as part of a competitive compensation program for the officers and key management employees of the Company."


                           Section 2

          The name of the Plan is hereby changed to the "NACCO
Materials Handling Group, Inc. Annual Incentive Compensation
Plan."

          Executed this  14th  day of     July       , 1994.


                              NACCO MATERIALS
                               HANDLING GROUP, INC.



                              By: /s/ B. I. Bull
                                   Title:  Vice President,
                                           General Counsel and
                                           Secretary
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